EXHIBIT 10.13

FIRST AMENDMENT TO TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of October 11, 2013, by and among BROADSTONE NET LEASE, LLC, a limited liability company organized under the laws of the State of New York (the “Borrower”), BROADSTONE NET LEASE, INC., a corporation organized under the laws of the State of Maryland (the “Parent”), each of the existing Lenders party hereto (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), RBS CITIZENS, N.A. (“RBS”), BANK OF MONTREAL (“BMO”; together with Wells Fargo and RBS, the “New Lenders”), and REGIONS BANK, an Alabama state banking corporation, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, Parent, the financial institutions from time to time party thereto (the “Lenders”), and the Administrative Agent have entered into that certain Term Loan Agreement dated as of May 24, 2013 (as in effect immediately prior to the effectiveness of this Amendment, the “Term Loan Agreement”), and desire to amend certain provisions of the Term Loan Agreement on the terms and conditions contained herein;

WHEREAS, pursuant to Section 2.14. of the Term Loan Agreement, the Borrower has requested that the aggregate amount of the Loans be increased; and

WHEREAS, each New Lender desires to become a “Lender” under the Term Loan Agreement in connection with such increase in the Loans.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Term Loan Agreement. The parties hereto agree that the Term Loan Agreement is amended as follows:

(a)    The Term Loan Agreement is amended by deleting “$50,000,000” from the second paragraph of the preamble to the Term Loan Agreement and replacing it with “$150,000,000”.

(b)    The Term Loan Agreement is amended by adding the following definitions to Section 1.1. thereof in the appropriate alphabetical location:

“First Amendment” means that certain First Amendment dated as October 11, 2013, by and among Borrower, Parent, each of the Lenders party thereto, and Administrative Agent.

“First Amendment Effective Date” means October 11, 2013.

(c)    The Term Loan Agreement is amended by restating the first paragraph of the definition of “Borrowing Base”, the definition of “Existing Credit Agreement”, and the definition of “Term Loan Maturity Date” set forth in Section 1.1. in their entirety as follows:

“Borrowing Base” means, at any time of determination, 60.0% of the sum of (i) the aggregate amount of the Unencumbered Eligible Property Values for all Borrowing

Base Properties at such time plus (ii) the amount of Unencumbered Mortgage Receivables plus (iii) the amount of Unencumbered Cash; provided, however, that:

“Existing Credit Agreement” means that certain Credit Agreement dated as of October 2, 2012 by and among the Parent, the Borrower, the financial institutions party thereto, Manufacturers and Traders Trust Company, as the administrative agent, and the other parties thereto, as the same may be amended, extended, supplemented, restated, refinanced or replaced in writing from time to time, so long as it contains restrictions on encumbering assets and other material actions of the Loan Parties that are no less restrictive than those restrictions contained in the Loan Documents.

“Term Loan Maturity Date” means October 10, 2016, or such later date to which the Term Loan Maturity Date may be extended pursuant to Section 2.12.

(d)    The Term Loan Agreement is amended by deleting the definition of “Borrowing Base Amendment” from Section 1.1. in its entirety.

(e)    The Term Loan Agreement is amended by deleting each reference to “Effective Date” from Section 2.14. and replacing it with “First Amendment Effective Date”.

(f)    The Term Loan Agreement is amended by deleting the reference to “2” from the first sentence of Section 2.14. and replacing it with “3”.

(g)    The Term Loan Agreement is amended by deleting the reference to “$100,000,000” from the first sentence of Section 2.14. and replacing it with “$250,000,000”.

(h)    The Term Loan Agreement is amended by deleting the reference to “50” from Section 4.2.(d) and replacing it with “100”.

(i)    The Term Loan Agreement is amended by deleting the reference to “$200,000,000” from Section 4.2.(d) and replacing it with “250,000,000”.

(j)    The Term Loan Agreement is amended by restating Section 10.1.(a) to read as follows:

(a)    Leverage Ratio. The Parent shall not permit the ratio of (i) Total Outstanding Indebtedness of the Parent and its Subsidiaries to (ii) Total Market Value, to exceed 0.60 to 1.00 at any time.

(k)    The Term Loan Agreement is amended by restating Section 10.1.(g) to read as follows:

(g)    Ratio of Total Unsecured Indebtedness to Total Unencumbered Eligible Property Value. The Parent shall not permit the ratio of (i) Total Unsecured Indebtedness of the Parent and its Subsidiaries to (ii) Total Unencumbered Eligible Property Value to exceed 0.60 to 1.00 at any time.

(l)    The Term Loan Agreement is amended by restating Section 10.1.(j) to read as follows:

(j)    Total Unencumbered Eligible Property Value. The Parent shall not, and shall not permit Total Unencumbered Eligible Property Value to be less than $250,000,000 at any time.

(m)    The Term Loan Agreement is amended by restating Section 10.1.(k) to read as follows:

(k)    Eligible Properties. The Parent shall not permit the number of Eligible Properties to be less than 100 at any time.

Section 2.     Joinder; Additional Loans. Each New Lender acknowledges and agrees that upon the effectiveness of this Amendment it shall be a Lender under the Term Loan Agreement having an obligation to make a Term Loan to the Borrower in the amount set forth for such New Lender on Schedule I as such New Lender’s “Incremental Loan Commitment Amount” and shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents with respect to such New Lender’s Term Loan.

Section 3.    Titles. Each of the parties hereto acknowledges and agrees that Wells Fargo Bank, National Association, shall have the title of “Syndication Agent” and Bank of Montreal shall have the title of “Documentation Agent”.

Section 4.     Conditions Precedent. The effectiveness of this Amendment, including without limitation, the obligation of the New Lenders to make their respective Term Loans under Section 2 above, is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)    A counterpart of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent, all of the Lenders, and each New Lender;

(b)    Term Notes executed by the Borrower, payable to each New Lender (other than any New Lender that has notified the Administrative Agent that it does not wish to receive a Term Note) in the amount of such New Lender’s Incremental Loan Amount set forth on Schedule I hereto;

(c)    Copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of (i) all partnership or other necessary action taken by the Borrower to authorize the effectiveness of this Amendment and the new Term Loans, and (ii) all corporate, partnership, member or other necessary action taken by each Guarantor authorizing the guaranty of the new Term Loans;

(d)    an opinion of Tones Vaisey, PLLC, counsel to the Borrower and the other Loan Parties, addressed to the Administrative Agent and the Lenders and covering such matters as the Administrative Agent may reasonably request;

(e)    A Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(f)    Evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders or New Lenders in connection with this Amendment have been paid; and

(g)    Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 5. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)    Authorization. Each of the Borrower and Parent has the right and power, and has taken all necessary action to authorize it, to borrow and obtain other extensions of credit under this Amendment and the Term Loan Agreement as amended by this Amendment. The Parent, the Borrower and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment, to perform this Amendment, the Term Loan Agreement as amended by this Amendment and each of the other Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. This Amendment has been duly executed and delivered by the duly authorized officers of each Loan Party a party hereto and this Amendment, the Term Loan Agreement as amended by this Amendment and each of the other Loan Documents to which any of the Loan Parties are party, is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)    Compliance with Laws, etc. The execution and delivery of this Amendment and performance of this Amendment and the Term Loan Agreement as amended by this Amendment by any Loan Party a party hereto in accordance with their respective terms and the borrowings and other extensions of credit hereunder and thereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any material indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment or the making of the new Term Loans by the New Lenders.

(d)    Representations. The representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Term Loan Agreement.

Section 6. Certain References. Each reference to the Term Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Term Loan Agreement as amended by this Amendment.

Section 7. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable, documented out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10. Effect. Except as expressly herein amended, the terms and conditions of the Term Loan Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Term Loan Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Term Loan Agreement to be executed as of the date first above written.

BROADSTONE NET LEASE, LLC, a New York limited liability company

By:	Broadstone Net Lease, Inc.,
a Maryland corporation,
Managing Member

By:	/s/ Christopher J. Czarnecki
	Name:	Christopher J. Czarnecki
	Title:	Chief Financial Officer

BROADSTONE NET LEASE, INC., a Maryland corporation

By:	/s/ Christopher J. Czarnecki
	Name:	Christopher J. Czarnecki
	Title:	Chief Financial Officer

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[Signature Page to First Amendment to Term Loan Agreement for Broadstone Net Lease, LLC]

REGIONS BANK, as Administrative Agent and as a Lender

By:	/s/ Paul E. Burgan
	Name:	Paul E. Burgan
	Title:	Vice President

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[Signature Page to First Amendment to Term Loan Agreement for Broadstone Net Lease, LLC]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew W. Hussion
	Name:	Andrew W. Hussion
	Title:	Vice President

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BANK OF MONTREAL, as a Lender

By:	/s/ Aaron Lanski
	Name:	Aaron Lanski
	Title:	Managing Director

[Signature Page to First Amendment to Term Loan Agreement for Broadstone Net Lease, LLC]

RBS CITIZENS, N.A., as a Lender

By:	/s/ Donald Woods
	Name:	Donald Woods
	Title:	Senior Vice President

SCHEDULE I

Commitments

New Lenders	Incremental Loan Commitment Amount
Wells Fargo Bank, National Association	$50,000,000
Bank of Montreal	$35,000,000
RBS Citizens, N.A.	$15,000,000

TOTAL	$100,000,000

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of October [    ], 2013 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of REGIONS BANK, as Administrative Agent the “Administrative Agent”) and each “Lender” a party to the Term Loan Agreement referred to below (the “Lenders”).

WHEREAS, Broadstone Net Lease, LLC, a limited liability company organized under the laws of the State of New York (the “Borrower”), Broadstone Net Lease, Inc., a corporation organized under the laws of the State of Maryland (the “Parent”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of May 24, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of May 24, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Term Loan Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders are to enter into a First Amendment to Term Loan Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Term Loan Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty, acknowledges and agrees that each of the new Term Loans made by the Lenders in connection with the Amendment constitute “Obligations” under the Term Loan Agreement and a continuing obligation of each Guarantor under the Guaranty, and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

BROADSTONE NET LEASE, INC.

By:
Name:
Title:

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BROADSTONE 2020EX TEXAS, LLC, a New York limited liability company
BROADSTONE AI MICHIGAN, LLC, a New York limited liability company
BROADSTONE APLB BRUNSWICK, LLC, a New York limited liability company
BROADSTONE APLB MINNESOTA, LLC, a New York limited liability company
BROADSTONE APLB SARASOTA, LLC, a New York limited liability company
BROADSTONE APLB VIRGINIA, LLC, a New York limited liability company
BROADSTONE ASDCW TEXAS, LLC, a New York limited liability company
BROADSTONE AUGUST FAMILY UPREIT OH PA, LLC, a New York limited liability company
BROADSTONE BFW MINNESOTA, LLC, a New York limited liability company
BROADSTONE BK EMPORIA, LLC, a New York limited liability company
BROADSTONE BK VIRGINIA, LLC, a New York limited liability company
BROADSTONE BNR ARIZONA, LLC, a New York limited liability company
BROADSTONE BPC OHIO, LLC, a New York limited liability company
BROADSTONE CABLE, LLC, a New York limited liability company

By: Broadstone Net Lease, LLC, a New York limited liability company, its sole member

By: Broadstone Net Lease, Inc. a Maryland corporation, its managing member

By:
Name:
Title:

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BROADSTONE CFW TEXAS, LLC, a New York limited liability company
BROADSTONE DQ VIRGINIA, LLC, a New York limited liability company
BROADSTONE EA OHIO, LLC, a New York limited liability company
BROADSTONE EO BIRMINGHAM I, LLC, a New York limited liability company
BROADSTONE EO BIRMINGHAM II, LLC, a New York limited liability company
BROADSTONE EWD ILLINOIS, LLC, a New York limited liability company
BROADSTONE FDT WISCONSIN, LLC, a New York limited liability company
BROADSTONE FILTER, LLC, a New York limited liability company
BROADSTONE FMFP TEXAS B2, LLC, a New York limited liability company
BROADSTONE FMFP TEXAS B3, LLC, a New York limited liability company
BROADSTONE GCSC FLORIDA, LLC, a New York limited liability company
BROADSTONE JLC MISSOURI, LLC, a New York limited liability company
BROADSTONE KFC CHICAGO, LLC, a New York limited liability company
BROADSTONE LGC NORTHEAST, LLC, a New York limited liability company
BROADSTONE MCW WISCONSIN, LLC, a New York limited liability company
BROADSTONE MD OKLAHOMA, LLC, a New York limited liability company
BROADSTONE MED FLORIDA, LLC, a New York limited liability company

By: Broadstone Net Lease, LLC, a New York limited liability company, its sole member

By: Broadstone Net Lease, Inc. a Maryland corporation, its managing member

By:
Name:
Title:

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BROADSTONE NDC FAYETTEVILLE, LLC, a New York limited liability company
BROADSTONE NI NORTH CAROLINA, LLC, a New York limited liability company
BROADSTONE PCSC TEXAS, LLC, a New York limited liability company
BROADSTONE PJ RLY, LLC, a New York limited liability company
BROADSTONE PY CINCINNATI, LLC, a New York limited liability company
BROADSTONE RM MISSOURI, LLC, a New York limited liability company
BROADSTONE ROLLER, LLC, a New York limited liability company
BROADSTONE SEC NORTH CAROLINA, LLC, a New York limited liability company
BROADSTONE SOE RALEIGH, LLC, a New York limited liability company
BROADSTONE TA TENNESSEE, LLC, a New York limited liability company
BROADSTONE TB JACKSONVILLE, LLC, a New York limited liability company
BROADSTONE TB SOUTHEAST, LLC, a New York limited liability company
BROADSTONE TB TN, LLC, a Delaware limited liability company
BROADSTONE TR FLORIDA, LLC, a New York limited liability company

By: Broadstone Net Lease, LLC, a New York limited liability company, its sole member

By: Broadstone Net Lease, Inc. a Maryland corporation, its managing member

By:
Name:
Title:

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BROADSTONE TSGA KENTUCKY, LLC, a New York limited liability company
BROADSTONE WI ALABAMA, LLC, a New York limited liability company
BROADSTONE WI APPALACHIA, LLC, a New York limited liability company
BROADSTONE WI EAST, LLC, a New York limited liability company
GRC LI TX, LLC, a Delaware limited liability company
TB TAMPA REAL ESTATE, LLC, a New York limited liability company
BROADSTONE SC ILLINOIS, LLC, a New York limited liability company

By: Broadstone Net Lease, LLC, a New York limited liability company, its sole member

By: Broadstone Net Lease, Inc. a Maryland corporation, its managing member

By:
Name:
Title: